UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2006

CELLSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 0-22972

Delaware	75-2479727
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

601 S. Royal Lane, Coppell, Texas 75019

(Address of Principal Executive Offices, Including Zip Code)

(972) 462-2700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 13, 2006, CellStar Corporation (the “Company”) issued a press release announcing its results of operations for the quarter and fiscal year ended November 30, 2005. A copy of the press release, and the related financial tables, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 CellStar Corporation press release dated February 13, 2006.

* * * * *

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific itemized reference in such filing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CELLSTAR CORPORATION

	By:	/s/ Elaine Flud Rodriguez
Date: February 13, 2006		Elaine Flud Rodriguez Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

EX-99.1	CellStar Corporation press release dated February 13, 2006.